Exhibit 99.1

WHITNEY
BANKS
WHITNEY
BANKS

It takes a Whitney Banker.

WHITNEY®
HOLDING CORPORATION

Whitney Holding Corporation
Gulf South Bank Conference
May 1, 2007
John C. Hope III, President & Chief Operating Officer
Thomas L. Callicutt, Jr., EVP and CFO

It takes a Whitney Banker.

WHITNEY®
HOLDING CORPORATION

Welcome Back to New Orleans

Thomas L. Callicutt, Jr.
Chief Financial Officer

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

Forward-Looking Statements
     This presentation may include forward-looking statements containing expectations about future conditions and descriptions of future plans and strategies.  Whitney's ability to accurately predict the effects of future plans or strategies is inherently limited such that actual results and performance could differ materially from those set forth in the forward-looking statements.  Factors that could cause actual results to differ from those expressed in the forward-looking statements are available in Whitney’s filings with the Securities and Exchange
Commission.  Whitney does not intend, and undertakes no obligation, to update or revise any forward-looking statements, whether as a result of differences in actual results, changes in assumptions or changes in other factors affecting such statements.

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

A Growing, Diversified Company
123-year old name started in New Orleans
Weathered many types of storms
Corporate philosophy:
Soundness
Profitability
Growth

In that order of priority
Over 150 locations across 5 states
Focus on Relationship Banking
“It Takes a Whitney Banker”

($s in millions)
$160
$140
$120
$100
$80
$60
$40
$20
$0
2002
2003
2004
2005
2006
Net Income

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

A Look Back at 2006
•
2006 was a year to
return to more normal
operations
•
Normal has a new
meaning post storms
•
Reported record
earnings in 2006
–
$145 million net income
–
41% higher than previous
record earnings in 2005
–
$2.20 per diluted share

1Q07	1Q06
(Period-end)		
Total Assets	$10.6B	$10.3B
Total Loans	$7.3B	$6.5B
Total Deposits	$8.5B	$8.7B
Net Income	$37.0MM	$36.1MM
E.P.S. (diluted)	$.55	$.57

It takes a Whitney Banker.
WHITNEY® HOLDING CORPORATION

1Q’07 Earnings
•
Net income $37 million
•
Earnings per share (diluted) $.55
•
Signature merger closed
March 2, 2007
–
Balances at merger:
•
$280MM in assets
•
$220MM in loans
•
$210MM in deposits
•
Linked-quarter organic loan growth
flat from 4Q06
–
Growth in Houston, Alabama, Louisiana
–
Florida markets down reflecting real estate
market trends
•
Anticipated seasonal and post storm
reduction in deposits

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

Source: Louisiana Recovery Authority
http://www.rememberrebirth.org/ritadocs/Ritadata091906update.pdf
Additional Government Funds
•
Louisiana Recovery Authority
–
$10.4B available for Louisiana Community Development
Block Grants
•
$8.1B available through the Road Home Program
•
$350MM allocated to businesses
•
$2.0B allocated for infrastructure rebuilding/repair
–
$1.5B available for Hazard Mitigation Grant Program
•
$1.2B available through the Road Home Program
•
$330MM allocated for infrastructure and hazard mitigation

1Q07
DDA
33%
Now
MMDA
Savings
11%
Other
1Q06
DDA
Now
13%
MMDA
13%
Savings
Other

Average
Balances

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

NIM 5.08%
–
Return to a more normal mix of
deposits
•
Shift in funding mix from DDA to higher
cost deposits
•
DDA 33% of total deposits at 1Q07
–
Earning asset mix
–
Active management of loan and deposit
pricing
–
Liquidity in the deposit base
•
Issued $150MM in sub-debt in late
March 2007
1Q’07 Earnings

It takes a Whitney Banker.

WHITNEY®
HOLDING CORPORATION

Fee-Based Business Growth
•
Fees up 14% from a year ago
–
Net gain on sales and other revenue from
foreclosed assets increased from 1Q06
•
Service Charges on Deposits is the
largest component of fee income
–
Deposit service charges up 9% from a year
earlier
–
Fees are “seasonal” as charges are based on
movement in interest rates and in balances
carried by customers
•
Expanded presence in fee-based
businesses
–
Trust service fees up 23% from 1Q06
–
Positioned relationship officers to attract
and service trust and wealth management
customers across all markets

It takes a Whitney Banker.

WHITNEY®
HOLDING CORPORATION

Expense Levels Higher in New Operating Environment
•
Expenses in 1Q07 increased 9% from a year earlier
–
Incremental operating costs from mergers
•
$.9MM of merger integration-related expenses from Signature
–
Additional amortization of intangibles
–
Elimination of post retirement plan
–
Insurance claim management fees
–
Initiatives implemented to reduce exposure to disasters
–
Reflect a more normal level of activity

Individuals
4.8%
Retail
Mortgage
12.5%
Commercial,
financial &
agricultural
38.8%
Commercial
Real Estate
43.9%
Average Balances
1Q07

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

Diversified Loan Portfolio
•
Commercial portfolio 83%
•
Consumer portfolio 17%
•
Less diversification
–
But, less credit issues
post-storms
•
No Indirect portfolio
•
No meaningful exposure to
subprime home mortgage
loans
•
Minimal Credit Card
portfolio
•
Commercial customers
diversified by industry
•
Real Estate portfolio
diversified by geography

millions
$16.8
$17.5
$25.0
$34.8
$42.1
$30.4
$26.1
$67.3
$66.2
$56.9
$54.6
$56.8
$55.0
1998
1999
2000
2001
2002
2003
2004
2005
1Q06
2Q06
3Q06
4Q06
1Q07

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

Working Through Nonperforming Assets Post Storms

NPA
ratio:            .48%       .45%        .55%         .77%      .95%        .62%       .46%         1.03%     1.02%      .83%      .80%          .81%          .76%
Pre-storms

Millions

	Dec-01	Dec-02	Dec-03	Dec-04	Mar-05	Jun-05	Sep-05	Dec-05	Mar-06	Jun-06	Sep-06	Dec-06	Mar-07
Special Mention	153	59	71	72	73	99	126	120	99	83	75	61	81
Substandard	134	113	108	86	88	109	108	139	144	147	137	157	155
Doubtful	11	22	9	15	13	8	21	21	19	9	9	8	6

Doubtful   Substandard   Special Mention

It takes a Whitney Banker.
WHITNEY® HOLDING CORPORATION

Loans Internally Classified as Having Above Normal Credit Risks
Pre-storms
Post-storms
1Q07
criticized
portfolio
  includes
$17MM
from
Signature
merger

0.80
0.60
0.40
0.20
0.00
-0.20
-0.40
0.24
0.24
0.38
0.39
0.43
0.56
0.58
0.47
0.32
0.35
0.22
0.34
0.24
0.3
.11
.07
.16
.06
.04
.21
.28
.07
.19
.08
.17
.73
.27
.02
.01
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
1Q06
2Q06
3Q06
4Q06
1Q07
Whitney
Peer Group

It takes a Whitney Banker.

WHITNEY®
HOLDING CORPORATION

Net Charge-Offs At or Below Peers
Percent Net Charge-offs to Average Loans
Note: Increase in 2Q’06 net charge-offs related to one storm-impacted commercial relationship.  Relationship identified as impaired shortly after storms in 2005 and a substantial impairment allowance had been established.

millions
$43.2
$47.5
$61.0
$71.6
$66.1
$59.5
$54.3
$90.0
$89.2
$80.7
$74.6
$75.9
$76.9
1998
1999
2000
2001
2002
2003
2004
2005
1Q06
2Q06
3Q06
4Q06
1Q07

It takes a Whitney Banker.

WHITNEY®
HOLDING CORPORATION

       1.24%               1.21%          1.33%           1.59%             1.48%          1.22%            ..97%              1.37%          1.37%            1.18%            1.09%            1.08%            1.06%
Allowance for Loan Losses
%
Loans
Pre-storms

9.27%
8.63%
8.45%
8.21%
7.99%
7.82%
8.35%
8.76%
9.02%
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

Sound Capital Levels
•
1Q07 Leverage ratio --- 9.02%
•
Dividend payout ratio 53% (of first quarter 2007 diluted earnings per share)
•
Dividend yield 3.7% (based on Whitney’s April 27, 2007 closing price)

John C. Hope III
President and Chief Operating Officer

WHITNEY
Business Card
VISA
NASDAQ NM

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

Whitney Today
•
Whitney today is a good bank
•
Challenging operating environment
•
Strong balance sheet and solid capital
position
•
Operational resiliency
•
Asset quality trends are showing signs
of sustained, better than anticipated
performance post storms
•
Continuing geographic diversification
through acquisitions in high-growth
markets

Whitney
A GREAT BANK

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

Change is Needed to Ensure Continued Success
•
Now is the time to focus on the next chapter in Whitney’s
history
•
Whitney is a good bank --- with the potential to become a
GREAT BANK
•
We will evaluate current strategies resulting in new goals
and new strategies --- this may lead to change
•
Challenging times and circumstances also lead to change

An Excellent Credit Bank
•
Our core strength is understanding and
managing credit risk
•
Seasoned, well understood credit culture
•
A track record of excellent commercial loan
growth and quality

It takes a Whitney Banker.

WHITNEY®
HOLDING CORPORATION

Acquisitions Are Important To Our Growth
•
Since 1994 successfully merged
20 banks
–
Assets: $3.7B
–
Loans: $2.3B
–
Deposits: $3.4B
–
States: 5
–
Branches: 114
–
FTE: 1,450
•
Following the flow of commerce
•
Expand our footprint even wider
•
Take advantage of any opportunity

WHITNEY
SELECT
VISA

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

Focus On Growing Fee-Based Businesses
•
Acquisitions have added to
fee income
•
Trust - (First National
Bancshares)
•
Investment services - (Destin
Bancshares)
•
Insurance services - (Destin
Bancshares)
•
Treasury Management

WHITNEY
BANKS
WHITNEY
BANKS

TIMES LIKE THESE
CALL FOR A BANK
LIKE THE WHITNEY.

WHITNEY HOLDING CORPORATION

It takes a Whitney Banker.

WHITNEY® HOLDING CORPORATION

Taking pride in
what's uniquely ours
DELTA QUEEN
Whitney
NATIONAL BANK
Member FDIC

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

The Whitney – the culture is unique;
we intend to be true to it, and, that’s what our
future should be built on
“Uniquely Ours”

WHITNEY NATIONAL BANK

WHITNEY

It takes a Whitney Banker.

WHITNEY®
HOLDING CORPORATION

Focus On The Whitney Banker

Heightened Level of Energy and Urgency
•
Success will depend on our ability to act and
react quickly and decisively
•
Post Katrina we showed an unparalleled level
of energy and urgency
•
Challenge now is to incorporate it in our
culture

It takes a Whitney Banker.

WHITNEY®
HOLDING CORPORATION

It’s Time To
Kick It Up A Notch!

Whitney Holding Corporation
Gulf South Bank Conference
May 1, 2007
John C. Hope III, President & Chief Operating Officer
Thomas L. Callicutt, Jr., EVP and CFO